SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

[X]  Filed by the registrant
[ ]  Filed by a party other than the registrant
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
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                              Nations Annuity Trust
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Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies.
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(2) Aggregate number of securities to which transactions applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:
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(4) Proposed maximum aggregate value of transaction:
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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(2) Form, schedule or registration statement no.:
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(3) Filing party:
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(4) Date filed:
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

                              NATIONS ANNUITY TRUST
                             101 South Tryon Street
                                   33rd Floor
                         Charlotte, North Carolina 28255
                            Telephone: (800) 652-5096

                                              December 18, 1998


Dear Shareholder:

            We are pleased to invite you to a Special Meeting of the Shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio (each a "Portfolio") of Nations Annuity Trust ("Nations Fund") to be held on Monday, January 25, 1999. The Special Meeting is being called to consider the approval of a new sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital"), in order to allow for the continued service of Marsico Capital as the sub-adviser to your Portfolio.

            Previously, Thomas F. Marsico entered into an Option Agreement with NationsBank, N.A. ("NationsBank") pursuant to which Mr. Marsico granted to NationsBank the option to purchase up to 50% of the voting control of Marsico Capital. NationsBank has decided to exercise that option at this time. The exercise of the option (the "Transaction") will result in a "change in control" of Marsico Capital under the federal securities laws and as a result, the current sub-advisory agreement among Nations Fund, on behalf of your Portfolio, NationsBanc Advisors, Inc. ("NBAI"), the investment advisor to your Portfolio, and Marsico Capital will terminate automatically upon the consummation of the Transaction.

            Shareholders are asked to approve a new sub-advisory agreement among Marsico Capital, NBAI and Nations Fund, on behalf of each Portfolio. Except for the execution date, the terms of the new sub-advisory agreement are identical to the terms of the current sub-advisory agreement with Marsico Capital. Since both Portfolios need to approve a new sub-advisory agreement with Marsico Capital, if you own shares of both Portfolios, you should ensure that you respond to both proxy cards.

            THE BOARD OF TRUSTEES OF NATIONS FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ITEM.

            Attached are the formal Notice of Special Meeting and a Proxy Statement, together with a Proxy Card for you to mark, sign, date and return to us. Please return your Proxy Card to us so that your vote will be counted even if you do not attend the Special Meeting in person.

            YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(704) 388-2641. If you have any questions regarding the enclosed materials or the Special Meeting, please call Nations Fund, at (800) 652-5096. We look forward to receiving your completed Proxy Card very soon.

                                   Sincerely,

                                   A. Max Walker
                                   President and Chairman of the
                                   Board of Trustees

                              NATIONS ANNUITY TRUST
                             101 South Tryon Street
                                   33rd Floor
                         Charlotte, North Carolina 28255
                            Telephone: (800) 651-5096

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO AND
                    NATIONS MARSICO GROWTH & INCOME PORTFOLIO
                                       OF
                              NATIONS ANNUITY TRUST
                         To Be Held on January 25, 1999

                                     * * * *

TO THE SHAREHOLDERS of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio (the "Portfolios"):

         PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of each of the Portfolios will be held on Monday, January 25, 1999, at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. The Special Meeting is being called for the following purposes:

         1(a). To approve a new sub-advisory agreement among NationsBanc
               Advisors, Inc. ("NBAI"), Marsico Capital Management, LLC ("Marsico Capital") and Nations Annuity Trust on behalf of Nations Marsico Focused Equities Portfolio. Except for the execution date, the terms of the new sub-advisory agreement are identical to the terms of the current sub-advisory agreement with Marsico Capital. The level of sub-advisory fees payable by NBAI to Marsico Capital would be unchanged.

         1(b). To approve a new sub-advisory agreement among NBAI, Marsico
               Capital and Nations Annuity Trust on behalf of Nations Marsico Growth & Income Portfolio. Except for the execution date, the terms of the new sub-advisory agreement are identical to the terms of the current sub-advisory agreement with Marsico Capital. The level of sub-advisory fees payable by NBAI to Marsico Capital would be unchanged.

         2. To transact such other business as may properly come before the Special Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

         The Board of Trustees of Nations Annuity Trust has fixed the close of business on December 2, 1998 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposal(s) to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                By Order of the Board of Trustees

                                Richard H. Blank, Jr.
                                Secretary

December 18, 1998

       ------------------------------------------------------------------

                 YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                     PLEASE MARK, SIGN, DATE AND RETURN YOUR
                             PROXY CARD IMMEDIATELY.

       ------------------------------------------------------------------


SHARES OF NATIONS ANNUITY TRUST ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, NATIONSBANK, N.A. ("NATIONSBANK"), ANY OF THEIR AFFILIATES OR ANY OTHER BANK. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NBAI IS THE INVESTMENT ADVISER TO THE PORTFOLIOS. NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE CERTAIN OTHER SERVICES TO NATIONS ANNUITY TRUST, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE DISTRIBUTOR FOR SHARES OF NATIONS ANNUITY TRUST.

                              NATIONS ANNUITY TRUST
                                December 18, 1998

                              Questions and Answers
                              ---------------------


For Shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio:

    The following questions and answers provide an overview of the proposal(s) relating to Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio (each a "Portfolio"), which require(s) a shareholder vote, although we encourage you to read the full text of the enclosed Proxy Statement.


Q:  WHY AM I BEING PROXIED?

A: NationsBank, N.A. ("NationsBank") has decided to exercise its option to acquire 50% of the voting control of Marsico Capital Management, LLC ("Marsico Capital"), the sub-adviser to your Portfolio (the "Transaction"). This will not affect Marsico Capital's day-to-day operations or the investment process by which your Portfolio is sub-advised; nor will it affect your Portfolio's management team. Thomas F. Marsico will continue to serve as the Chairman and Chief Executive Officer of Marsico Capital and as portfolio manager of your Portfolio. The Transaction will, however, result in a "change in control" of Marsico Capital under federal securities laws. As a result of the change in control, the current sub-advisory agreement between Nations Annuity Trust, on behalf of your Portfolio, NationsBank Advisors, Inc. (NBAI"), the investment advisor to your Portfolio, and Marsico Capital will terminate automatically upon the consummation of the Transaction.

    In order for Marsico Capital to continue to serve as sub-adviser to your Portfolio after the Transaction, it is necessary for the shareholders of your Portfolio to approve a new sub-advisory agreement with Marsico Capital. Except for the execution date, the terms of the new sub-advisory agreement are identical to the terms of the current sub-advisory agreement. The approval of the new sub-advisory agreement for your Portfolio is an important matter, and Nations Annuity Trust's Board of Trustees, including those Trustees who are not affiliated with the Portfolio, NBAI or Marsico Capital, unanimously recommends that you vote FOR this proposal.

    The following questions and answers, along with the full proxy statement, will provide you with additional information on NationsBank, Marsico Capital, and the proposed new sub-advisory agreement for your Portfolio.

Q: HOW WILL THE MARSICO CAPITAL/NATIONSBANK TRANSACTION AFFECT ME AS A SHAREHOLDER?

A: Assuming that shareholders of your Portfolio approve the new sub-advisory agreement, the Transaction will not result in any change to the way that your Portfolio is managed. The Transaction will not cause any changes to your Portfolio's investment objective and policies. In addition, the Transaction will not affect the number of shares that you currently own in your Portfolio nor their value. In short, the Transaction should not affect you as a shareholder and you should receive the same high level of service that you have come to expect as a Portfolio shareholder.

Q: ARE NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO SHAREHOLDERS APPROVING THE SAME NEW SUB-ADVISORY AGREEMENT AS NATIONS MARSICO GROWTH & INCOME PORTFOLIO SHAREHOLDERS?

A: The parties to the new sub-advisory agreement to be voted upon by shareholders of each Portfolio are NBAI (the investment adviser to each Portfolio), Marsico Capital (the sub-adviser to each Portfolio and the entity that makes investment management decisions with respect to each Portfolio on a day-to-day basis) and Nations Annuity Trust (a registered investment company within the Nations Funds Family, whose individual series include each Portfolio). While shareholders of each Portfolio are being asked to approve the same new sub-advisory agreement, each Portfolio's vote will be counted separately. That is to say, if shareholders of one Portfolio approve the new sub-advisory agreement and the shareholders of the other Portfolio do not, only that Portfolio whose shareholders approved the agreement will be added to the agreement. If you own shares in both Portfolios, you will be asked to approve both agreements.

Q:  WILL THE SUB-ADVISORY FEES BE THE SAME?

A: Yes. The sub-advisory fees that NBAI pays out of its advisory fees, to Marsico Capital, will remain the same after the Transaction.

Q:  WHO MAY I CALL FOR MORE INFORMATION?

A: Please call Nations Annuity Trust at (800) 651-5096 for more information about the Transaction.

Q: WHO IS PAYING FOR THIS PROXY SOLICITATION AND ANY OTHER COSTS ASSOCIATED WITH THIS TRANSACTION?

A: NationsBank, or its affiliates, will bear all costs related to this proxy solicitation. You and your Portfolio will not bear any of these costs.

                                 PROXY STATEMENT
                                December 18, 1998

                              NATIONS ANNUITY TRUST
                             101 South Tryon Street
                                   33rd Floor
                         Charlotte, North Carolina 28255
                            Telephone: (800) 651-5096


         This Proxy Statement is being furnished to Shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio (each a "Portfolio") of Nations Annuity Trust ("Nations Fund") in connection with the solicitation of proxies by the Board of Trustees of Nations Fund, to be used at a Special Meeting of Shareholders (the "Special Meeting") of the Portfolios, to be held on Monday, January 25, 1999 beginning at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Special Meeting.

         Shareholders of record of the Portfolios at the close of business on December 2, 1998 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 1,406,374.182 outstanding shares of the Nations Marsico Focused Equities Portfolio and 888,825.536 outstanding shares of the Nations Marsico Growth & Income Portfolio. This proxy statement is first being mailed to Shareholders on or about December 18, 1998.

           APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH MARSICO CAPITAL

Background
----------

         Nations Marsico Focused Equities Portfolio is a non-diversified open-end investment company and Nations Marsico Growth & Income Portfolio is a diversified, open-end investment company. Both Portfolios are advised by NationsBanc Advisors, Inc. ("NBAI"), which is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of BankAmerica Corporation ("BankAmerica"), a bank holding company. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255. Stephens Inc. ("Stephens"), which is unaffiliated with BankAmerica, NationsBank or NBAI, and has its principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor of the Portfolios' shares. NBAI and Stephens each serve as co-administrators for Nations Fund. Sub-advisory services are provided to the Portfolios by Marsico Capital Management, LLC ("Marsico Capital") pursuant to a sub-advisory agreement among NBAI, Marsico Capital and Nations Fund on behalf of each Portfolio (the "Current Sub-Advisory Agreement").

         On November 5, 1998, Thomas F. Marsico, Marsico Management Holdings, LLC, Marsico Fund Advisors, LLC, Marsico Capital, and TFM Holdings, LLLP ("TFM Holdings") entered into a Purchase Agreement with NationsBank, pursuant to which NationsBank agreed to buy 50% of Marsico Capital pursuant to an Option Agreement, dated September 30, 1997, among the same parties, as modified by a letter agreement dated November 5, 1998 (the "Transaction"). The Transaction will not affect Marsico Capital's day-to-day operations, its investment process, or its portfolio management team. The investment objectives and policies of the Portfolios will remain the same. The Transaction will have no effect on the number of shares you own or the value of those shares. The advisory fees and expenses paid by the Portfolios will not increase as a result of the Transaction.

         Consummation of the Transaction would likely result in a "change in control" of Marsico Capital, and therefore constitute an "assignment" of the Current Sub-Advisory Agreement within the meaning of Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"). By operation of law, and consistent with the express terms of the Current Sub-Advisory Agreement, this assignment would result in an immediate termination of such Agreement. In anticipation of the Transaction and to ensure a continuity of sub-advisory services to the Portfolios, the Board of Trustees of Nations Fund has approved a new sub-advisory agreement among NBAI, Marsico Capital and Nations Fund, on behalf of the Portfolios (the "New Sub-Advisory Agreement"). A copy of the form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. Except for the execution date, the terms of the New Sub-Advisory Agreement are identical to the terms of the Current Sub-Advisory Agreement.


Board of Trustees Recommendation
--------------------------------

         Marsico Capital currently serves as the sub-adviser to the Portfolios pursuant to the Current Sub-Advisory Agreement, which is dated as of December 31, 1997, and was approved by the sole shareholder of the Portfolios on February 25, 1998. The New Sub-Advisory Agreement was approved by the Board of Trustees of Nations Fund, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of Nations Fund, and who will not be interested persons of Marsico Capital (the "Non-Interested Trustees"), at a regular meeting held on November 5-6, 1998, contingent on Shareholder approval of the New Sub-Advisory Agreement.

         At the November 5-6, 1998 meeting, the Board of Nations Fund was informed of the Transaction, and the resulting assignment of the Portfolios' Current Sub-Advisory Agreement. The Board was provided with information concerning the New Sub-Advisory Agreement and was informed of the standards that it should apply in determining whether to approve the New Sub-Advisory Agreement. The information provided by Marsico Capital and NBAI to the Board included a description of the Transaction and a discussion of how the Transaction would affect Marsico Capital's ability to perform its duties as set forth in the New Sub-Advisory Agreement.

         In the course of the November 5-6 meeting, the Board was advised by NBAI and Marsico Capital that it was not expected that the Transaction would have a material effect on the operations of the Portfolios or their shareholders. Marsico Capital also noted that the Transaction did not contemplate any change in the operations of Marsico Capital and that the structure of Marsico Capital will remain largely unchanged. The Board was further informed that Thomas F. Marsico would continue to serve as the Chairman and Chief Executive Officer of Marsico Capital and as the portfolio manager of the Portfolios.

         At the November 5-6 meeting, the Trustees, including the Non-Interested Trustees, unanimously approved the New Sub-Advisory Agreement. The Board based its decision to recommend the approval of the New Sub-Advisory Agreement on the following material factors: (i) except for the execution date, the identical terms of the New Sub-Advisory Agreement, the sub-advisory fees, and the level of service provided to the Portfolios; (ii) the financial strength of both Marsico Capital and NationsBank; (iii) the continued employment by Marsico Capital of investment professionals previously employed by Marsico Capital to manage the assets of the Portfolios; (iv) the management, personnel, experience and operations contemplated with respect to Marsico Capital following the change of control, including the depth and investment experience of the portfolio management staff of Marsico Capital, including those persons who would be involved in the daily management of the Portfolios; and (v) the strong investment record of Marsico Capital in managing the Portfolios. In making its decision to recommend approving the New Sub-Advisory Agreement, the factors that the Board considered most important were the absence of changes to the level of service provided to the Portfolios, the continuation of the sub-advisory fee to be charged under the New Sub-Advisory Agreement, except for the execution date, the identical terms of the New Sub-Advisory Agreement to those contained in the Current Sub-Advisory Agreement and the composition of Marsico Capital's advisory personnel. The Trustees based their determinations in this regard on discussions with representatives of NationsBank, NBAI and Marsico Capital at the meeting and a review of materials presented by NationsBank, NBAI and Marsico Capital. These materials included a form of the New Sub-Advisory Agreement.

Information Regarding the Transaction
-------------------------------------

         Under the Transaction Agreement, NationsBank will pay Mr. Marsico and TFM Holdings, a Colorado limited liability limited partnership whose partners are certain employees of Marsico Capital and family members of Mr. Marsico, $120 million in cash to acquire (i) 100% of the ownership interest in Marsico Management Holdings ("MMH"), a Delaware limited liability company, and (ii) a 50% ownership interest in Marsico Capital. Upon the closing of the Transaction, MMH will become a wholly-owned subsidiary of NationsBank. In addition, NationsBank expects to contribute its ownership interest in Marsico Capital to MMH, such that Marsico Capital will be a 50%-owned subsidiary of MMH.

         Following the completion of the Transaction, Marsico Capital's Limited Liability Company Agreement will be amended and restated ("Amended LLC Agreement") to reflect the change in ownership of Marsico Capital. Under the Amended LLC Agreement, Marsico Capital will be managed by a board of directors consisting of six members, three to be appointed by TFM Holdings and three to be appointed by NationsBank.

         The names and principal occupations of the initial Marsico Capital-designated directors of Marsico Capital are as follows: Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital; Barbara M. Japha, President of Marsico Capital; and Christopher J. Marsico, Chief Operating Officer of Marsico Capital. The address for each of these individuals is 1200 17th Street, Suite 1300, Denver, CO 80202.

         The names, addresses and principal occupations of the initial NationsBank-designated directors of Marsico Capital are as follows: Michael E. O'Neill, President, Principal Investing and Wealth Management, of Bank of America, 555 California Street, San Francisco, CA 94104, 40th Floor, Owen G. Shell, Jr., President, Wealth Management, of NationsBank, NationsBank Plaza, 800 Market Street, St. Louis, MO 63101-2607 and Robert H. Gordon, Senior Vice President, Consumer Investing Group, NationsBank and President of NBAI, NationsBank Plaza, 101 South Tryon Street, Charlotte, NC 28255-0001.

         The Transaction is subject to a number of conditions, including approval by the Portfolios' shareholders of the New Sub-Advisory Agreement with Marsico Capital. In addition, the Transaction is contingent on receiving shareholder approval of other investment company portfolios for which Marsico Capital serves in an investment advisory capacity, as well as the consent of Marsico Capital's other investment advisory clients. In addition, certain regulatory approvals may need to be obtained prior to the Consummation of the Transaction.

         NationsBank, a national banking association having its principal place of business in Charlotte, North Carolina, is a subsidiary of BankAmerica Corporation. The merger of BankAmerica Corporation and NationsBank Corporation on September 30, 1998, resulted in the second largest banking organization in the United States, BankAmerica Corporation, with approximately $570 billion in assets serving approximately 30 million households. BankAmerica Corporation is also the world's largest banking group in terms of market capitalization (over $139.5 billion).

         The information concerning the Transaction has been provided to the Portfolios by Marsico Capital, and the information concerning NationsBank has been provided to the Portfolios by NationsBank.

Information Regarding the New Sub-Advisory Agreement
----------------------------------------------------

         Except for the execution date, the terms of the New Sub-Advisory Agreement are identical to the terms of the Current Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Marsico Capital will be entitled to receive a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Portfolios. Marsico Capital is entitled to receive an identical fee under the Current Sub-Advisory Agreement. The duties that Marsico Capital will be required to perform under the New Sub-Advisory Agreement are the same as those provided by Marsico Capital under the Current Sub-Advisory Agreement. In addition, there will be no material changes in the personnel who provide services under the New Sub-Advisory Agreement. Accordingly, the Portfolios would receive the same sub-advisory services, provided in the same manner and at the same fee levels, as it receives under the Current Sub-Advisory Agreement.

         Both the Current and New Sub-Advisory Agreements provide the Portfolios with continuing sub-advisory services. NBAI, as investment adviser to the Portfolios, has retained Marsico Capital, as the sub-adviser, to render investment research and sub-advisory services to NBAI and Nations Fund, with respect to the Portfolios, under the supervision of Nations Fund's Board of Trustees.

         Pursuant to both the Current and New Sub-Advisory Agreements, Marsico Capital will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios and will place the daily orders for the purchase or sale of securities. Under both Agreements, Marsico Capital also: will provide additional services related to the continuous investment program, including recordkeeping services; will comply with all applicable rules and regulations of the Securities and Exchange Commission; will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; will use its best efforts to seek on behalf of the Portfolios the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Marsico Capital exercises investment discretion.

         Both the Current and New Sub-Advisory Agreements also provide that Marsico Capital will pay all expenses incurred by it in connection with its activities under each Agreement other than the cost of securities purchased or sold for the Portfolios. In addition, each Agreement provides that Marsico Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by NBAI or Nations Fund in connection with the performance of each agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Marsico Capital.

         Pursuant to the New Sub-Advisory Agreement, Marsico Capital, subject to the policies and control of Nations Fund's Board of Trustees and the overall supervision of NBAI and Nations Fund, would render research and advisory services to NBAI and Nations Fund with respect to the Portfolios, in accordance with the investment objectives, policies and restrictions of the Portfolios. NBAI retains authority over the management of the Portfolios and the investment and disposition of the Portfolios' assets, and NBAI may reject any investment recommendation or decision for the Portfolios if it determines that such recommendation or decision is not consistent with the best interests of the Portfolios.

         If approved by Shareholders at the Special Meeting, the New Sub-Advisory Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board of Trustees of Nations Fund, or by a vote of a majority of the outstanding shares of each of the Portfolios, and in either case by a majority of the Non-Interested Trustees. The New Sub-Advisory Agreement may be terminated on 60 days' written notice at any time by NBAI, without the payment of any penalty, by a vote of a majority of a Portfolio's outstanding voting securities or by a vote of a majority of Nations Fund's Board of Trustees. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement provides that Marsico Capital shall not be liable for any act or omission in the course of, or connected with, rendering services thereunder, except by reason of Marsico Capital's willful misfeasance, bad faith or negligence in the performance of its duties, or by reckless disregard of its duties and obligations thereunder.

         In the event that the New Sub-Advisory Agreement is not approved by the Portfolios' shareholders, the Transaction will not proceed and the Current Sub-Advisory Agreement will remain in full force and effect.

Information Regarding the Sub-Adviser
-------------------------------------

         Marsico Capital was established in September 1997 by Thomas F. Marsico and TFM Holdings. It is a Delaware limited liability company. The principal source of Marsico Capital's income is professional fees received from providing continuing investment advice. Marsico Capital provides investment advice to mutual funds that are distributed to retail investors as well as mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts. Marsico Capital also provides investment advice to institutions and individuals. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 through August 11, 1997.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202.

         The Board of Directors of Marsico Capital is currently comprised of Thomas F. Marsico, the Chairman and Chief Executive Officer; Barbara M. Japha, the President; and Christopher J. Marsico, the Chief Operating Officer.

         It is contemplated that Marsico Capital will also be retained as sub-adviser to two funds of Nations Fund Trust, a registered investment company in the Nations Funds Family. The Shareholders of the funds of Nations Fund Trust also have been asked to approve a new sub-advisory agreement with Marsico Capital at a meeting scheduled for January 25, 1999. In addition, Marsico Capital also provides investment advisory services to two funds of The Marsico Investment Fund, a registered investment company which is not a member of the Nations Funds Family. The shareholders of the funds of The Marsico Investment Fund have been asked to approve a new advisory agreement with Marsico Capital at a meeting scheduled in January 1999. The asset size and current sub-advisory fees (advisory fees with respect to the portfolios of The Marsico Investment
Fund) (as a percent of average daily net assets) for such funds are as follows:

                                                Asset Size          Annual
                 Fund Name                   (as of 12/8/98)   Sub-Advisory Fee
                 ---------                   ---------------   ----------------

Nations Marsico Focused Equities Fund           $21,551,799           0.45%
Nations Marsico Growth & Income Fund            $13,958,012           0.45%
Marsico Focus Fund                             $869,900,614*          0.85%
Marsico Growth & Income Fund                   $317,944,525*          0.85%
-------------------------------
*  Asset size as of 9/30/98


         No officer or director of Nations Fund is an officer, employee, director, general partner or shareholder of NationsBank, Marsico Capital or affiliates thereof.

         Nations Fund's Board of Trustees recommends that you vote to approve the New Sub-Advisory Agreement among NBAI, Marsico Capital and Nations Fund on behalf of the Portfolios.


                                  MISCELLANEOUS

Procedural Matters
------------------

         Each Shareholder of each Portfolio will be entitled to one vote for each whole share and a fractional vote for each fractional share held by such Shareholder with respect to any proposal on which the Shareholder is entitled to vote. Shareholders holding a majority of the outstanding shares of a Portfolio at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Special Meeting and in this Proxy Statement (the "Proposal").

         As used herein, a "1940 Act Vote" of the shares of a Portfolio means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding shares of a Portfolio or (b) sixty-seven percent (67%) or more of the shares of a Portfolio present at the meeting if more than fifty percent (50%) of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. All shares will be voted on a combined, Portfolio-wide basis, and not by class. A 1940 Act Vote of the shares of each Portfolio is required to approve the Proposal.

         Since both Portfolios must approve a New Sub-Advisory Agreement with Marsico Capital, if you own shares of both Portfolios, you should ensure that you respond to both proxy cards.

         SHAREHOLDERS OF NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO WILL BE VOTING ON THE PROPOSAL SEPARATELY FROM SHAREHOLDERS OF NATIONS MARSICO GROWTH & INCOME PORTFOLIO.

         Any proxy card which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of the Proposal. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Portfolio present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the Proposal.

         If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the Proposal. They will vote against any such adjournment(s) those proxies required to be voted against the Proposal.

         The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposal. A Shareholder of a Portfolio may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of Nations Fund, at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person to vote the Shares held by such Shareholder.

         Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of the Proposal.

Additional Information
----------------------

         NATIONS FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT, SUCCEEDING THE ANNUAL REPORT, IF ANY, BY WRITING NATIONS ANNUITY TRUST 101 SOUTH TRYON STREET, 33RD FLOOR, CHARLOTTE, NORTH CAROLINA 28255, OR BY CALLING (800) 651-5096. Nations Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied (at prescribed rates) at the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

Solicitation of Proxies and Payment of Expenses
-----------------------------------------------

         The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by NationsBank, or its affiliates. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of Nations Fund, personnel of NationsBank and/or Stephens, or an agent of Nations Fund for compensation to be paid by the NationsBank and/or Stephens.

Substantial Shareholders
------------------------

         As of the close of business on the record date, there were no persons known to Nations Fund to be beneficial or record owners of 5% or more of the outstanding Shares of either Portfolio, except as follows:

                             No. of Shares
                          Owned Beneficially     Percentage of
Name and Address             or of Record       Portfolio Owned
----------------             ------------       ---------------

Nations Marsico Growth &
Income Fund:
  Lee Fisher Robinson         52,133.821           5.86547%
  3 Athenaeum Hall
  Vale of Hith
  London, NW 3 1,
  AP 99999
  England

         As of the close of business on the Record Date, the officers and Trustees of Nations Fund as a group beneficially owned less than 1% of the outstanding Shares of either Portfolio.

Affiliated Broker Commissions
-----------------------------

         Since the Commencement of operations through September 30, 1998, the following affiliated broker commissions were paid on behalf of the Portfolios:

Nations Marsico Focused Equities Portfolio:
-------------------------------------------
      Nations Montgomery Securities LLC               $1,847.17

Nations Marsico Growth & Income Portfolio:
------------------------------------------
      Nations Montgomery Securities LLC                 $994.13

Other Business
--------------

         The Board of Trustees of Nations Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that Proxy Cards which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

Future Shareholder Proposals
----------------------------

         Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for Shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any Shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Shareholders. The submission of a proposal does not guarantee its inclusion in Nation Fund's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that Nations Fund will hold regular meetings of Shareholders, and no anticipated date of the next meeting can be provided.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                By Order of the Board of Trustees

                                Richard H. Blank, Jr.
                                Secretary


December 18, 1998

                      (This Page Intentionally Left Blank)

                                                                       EXHIBIT A



                             SUB-ADVISORY AGREEMENT
                              NATIONS ANNUITY TRUST


    THIS AGREEMENT is made as of this ____ day of January, 1999, by and among NATIONSBANC ADVISORS, INC., a North Carolina corporation (the "Adviser"), MARSICO CAPITAL MANAGEMENT, LLC, Delaware corporation (the "Sub-Adviser"), and NATIONS ANNUITY TRUST, a Delaware business trust (the "Trust"), on behalf of those portfolios of the Trust now or hereafter identified on Schedule I hereto (each a "Portfolio" and collectively, the "Portfolios").

    WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser;

    WHEREAS, the Sub-Adviser also is registered with the Commission under the Advisers Act as an investment adviser;

    WHEREAS, the Adviser and the Trust have entered into an Investment Advisory Agreement dated February 25, 1998, as amended thereto (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Portfolios; and

    WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Trust, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Trust in connection with the Portfolios upon the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment of Sub-Adviser. The Adviser hereby appoints, and the Trust hereby approves, the Sub-Adviser to render investment research and advisory services to the Adviser and the Trust with respect to the Portfolios, under the supervision of the Adviser and subject to the policies and control of the Trust's Board of Trustees, and the Sub-Adviser hereby accepts such appointment, all subject to the terms and conditions contained herein.

    2. Investment Services. Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios and will place the daily orders for the purchase or sale of securities. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Prospectus and votes of the Trust's Board of Trustees. The Sub-Adviser shall provide such additional services related to the continuous investment program, including recordkeeping services, as may reasonably be requested from time to time by the Trust or the Adviser.

    3. Control by Board of Trustees. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser with respect to the Trust, shall at all times be subject to any directives of the Board of Trustees of the Trust.

    4. Other Covenants. In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it:

         (a) will comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law, including but not limited to the 1940 Act and the Advisers Act;

         (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (c) will not make loans to any person to purchase or carry Portfolio shares;

         (d) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio(s) and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the particular Portfolio and to the Trust. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser or the Trust's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser or the Trust's principal underwriter for the Portfolios or an affiliated person of either acting as principal or broker, except as permitted by the Commission or applicable law;

         (e) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. In making investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer (or related supporting institution) of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers, such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Portfolio; and

         (f) will treat confidentially, and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

    5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for or disposed of by a Portfolio.

    6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Trust and further agrees to surrender promptly to the Adviser or the Trust any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    7. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolios. In addition, the Sub-Adviser acknowledges that the Adviser has agreed, pursuant to the Investment Advisory Agreement, that, if the aggregate expenses borne by any Portfolio in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Adviser together with the Portfolio's administrator(s) shall reimburse such Portfolio for such excess in proportion to the fees otherwise payable to them for such year.

    8. Compensation. For the services provided to each Portfolio and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee for that Portfolio determined in accordance with Schedule I attached hereto. The Adviser and the Sub-Adviser may, from time to time, agree to reduce, limit or waive the amounts payable hereunder with respect to one or more Portfolios for such period or periods they deem advisable. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Portfolio with respect to compensation under this Agreement.

    9. Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

    10. Duration and Termination. This Agreement shall become effective with respect to a Portfolio when approved by the Trustees of the Trust, and shall continue in effect for a period of two years from the date first written above. This Agreement shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

              (a) (i) by the Trust's Board of Trustees, or (ii) by the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act); and

              (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Notwithstanding the foregoing, this Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Portfolio), or by the Sub-Adviser or Adviser on sixty (60) days' written notice to the other parties to this Agreement. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

    11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of a majority of the outstanding voting securities of such Portfolio. However, this shall not prevent the Sub-Adviser from reducing, limiting or waiving its fee.

    12. Release. The names "Nations Annuity Trust" and "Trustees of Nations Annuity Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust and the Certificate of Trust, dated November 24, 1997, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of Delaware and the principal office of the Trust. The obligations of "Nations Annuity Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust) and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

    13. Use of the Name "Marsico". Sub-Adviser hereby consents to and grants a non-exclusive license for the use by the Trust to the phrase "Marsico Capital" and the identifying word "Marsico" in the name of the Portfolios and any logo or symbol authorized by the Sub-Adviser. Such consent is conditioned upon the Trust's employment of Sub-Adviser or its affiliates as sub-adviser to the Portfolios. Sub-Adviser may from time to time use the phrase "Marsico Capital" or the identifying word "Marsico" or logos or symbols used by Sub-Adviser in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Sub-Adviser may require the Trust to cease using the phrase "Marsico Capital" or the identifying word "Marsico" in the name of the Portfolios or any logo or symbol authorized by Sub-Adviser if the Trust ceases to employ Sub-Adviser or an affiliate thereof as sub-adviser.

    14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by Delaware law.

    15. Counterparts. This Agreement may be executed in any manner of counterparts, each of which shall be deemed an original.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    NATIONS ANNUITY TRUST
                                    on behalf of the Portfolios


                                    By:  _________________________________
                                         A.  Max Walker
                                         President and Chairman of the
                                         Board of Trustees


                                    NATIONSBANC ADVISORS, INC.


                                    By:  _________________________________
                                         Edward D. Bedard
                                         Senior Vice President and Chief
                                         Operating Officer


                                    MARSICO CAPITAL MANAGEMENT, LLC


                                    By:  _________________________________
                                         Barbara M. Japha
                                         President and General Counsel

                                   SCHEDULE I
                                   ----------

    The Adviser shall pay the Sub-Adviser as full compensation for services provided and expenses assumed hereunder a sub-advisory fee for each Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Portfolio:

  -----------------------------------------------------------------
                                                       Rate of
                    Portfolio                       Compensation
                    ---------                      --------------
  -----------------------------------------------------------------
  Nations Marsico Focused Equities Portfolio            0.45%
  -----------------------------------------------------------------
  Nations Marsico Growth & Income Portfolio             0.45%
  -----------------------------------------------------------------



  Approved:   January ___, 1999

***********************************APPENDIX*************************************

            Please fold and detach card at perforation before mailing

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
Special Meeting of Shareholders-January 25, 1999

         The undersigned hereby appoints Richard H. Blank, Jr., Louise P. Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Focused Equities Portfolio (the "Portfolio") of Nations Annuity Trust ("Nations Fund") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Monday, January 25, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED DECEMBER 18, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (XXX) XXX-XXXX.


                                       ---------------------------------

                                       ---------------------------------

                                       Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

    1. To approve the new investment sub-advisory agreement among NationsBanc Advisors, Inc., Marsico Capital Management, LLC and Nations Annuity Trust on behalf of the Portfolio.

                        FOR       AGAINST     ABSTAIN
                        |_|         |_|         |_|


  In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                       ---------------------------------
                                                   (Please Date)

            Please fold and detach card at perforation before mailing

NATIONS MARSICO GROWTH & INCOME PORTFOLIO
Special Meeting of Shareholders-January 25, 1999

         The undersigned hereby appoints Richard H. Blank, Jr., Louise P. Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Growth & Income Portfolio (the "Portfolio") of Nations Annuity Trust ("Nations Fund") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Monday, January 25, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED DECEMBER 18, 1998.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (XXX) XXX-XXXX.


                                       ---------------------------------

                                       ---------------------------------

                                       Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

    1. To approve the new investment sub-advisory agreement among NationsBanc Advisors, Inc., Marsico Capital Management, LLC and Nations Annuity Trust on behalf of the Portfolio.

                        FOR       AGAINST     ABSTAIN
                        |_|         |_|         |_|


  In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                       ---------------------------------
                                                (Please Date)